DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report that Dreyfus New Leaders Fund, Inc. outperformed its benchmark index for the semi-annual fiscal period ended June 30, 1998. Your Fund produced a total return of 8.28%,* compared to 5.66% for our benchmark, the Russell 2500 Index.** Nonetheless, Standard & Poor's 500 Composite Stock Price Index, which mainly reflects larger capitalized stocks, had a total return of 17.72% for the same period.***

  We are also pleased to report that the Fund's Board of Directors has approved changes to the Fund's investment policies to permit the Fund to invest mainly in stocks of small and mid-sized companies, with market capitalizations of up to $5 billion. This will provide us with the flexibility to search for companies with moderately higher market valuations than we could before, and enable us to hold onto positions which have grown out of the small cap universe. We are excited about this change in mandate. This change also explains the Fund's new benchmark -- the Russell 2500 Index. Previously, the Fund's benchmark was the Russell 2000 Index.

Economic Review

  Fears of Federal Reserve Board tightening appear to have eased due to accumulating evidence of slower overall economic growth since the spring. Monetary tightening has been deterred by the Asian financial crisis. The Fed's main domestic concern is that the tight labor market has begun to fuel faster wage growth across many industries. However, thus far rising wages have still not meant rising prices. Instead, this cost-price mix threatens to further erode corporate profit margins. Market interest rates have already reflected the slower economy, and the interest rate curve has become quite flat.

  The shift to slower economic growth this spring is largely due to the drag from Asia's recession, but may well be reinforced this summer by the multiplier effect of the General Motors strike. Among broader economic factors, the trade deficit has widened sharply due to both weak exports and strong growth in imports. Also, inventories soared earlier this year, potentially creating some drag on future production. However, slowing industrial output has largely been met by shortening the manufacturing work week, not by cutting jobs. Hence, the shift to slower growth has not relieved the tightness in the labor market. Instead, the virtual absence of bad news has left consumers to enjoy the benefits of rising real wages and lower interest rates that, in turn, have boosted spending and home ownership.

  Although growth in corporate profits has slowed in many sectors in the past year, consensus estimates of future profit growth continue to be cut by many analysts. Profit margins had already begun to shrink under the weight of rising labor costs, making companies' reported profits increasingly dependent on growth of sales. Overall profits could thus prove quite vulnerable to a period of significantly slower economic growth.

  Virtually all Treasury market interest rates have already fallen near to the floor set by the Federal Funds rate. This implies that further substantial interest rate drops are unlikely unless the economy weakens enough to justify action by the Fed to ease credit.

Market Overview

  Measured broadly, the half-year ended June 30, 1998 was another period of solid advance for the stock market. Yet that general statement did not apply to
all    categories    of    stocks.

  To be sure, the S& P 500 achieved a new record of 17.72% at the end of the six-month period. The Dow Jones Industrial Average (DJIA), while it didn't reach its all-time record, nonetheless gained 14.16% for the six months, closing the half-year above 9000. Small and medium size stocks, however, underperformed large cap issues. The Standard & Poor's MidCap 400 Index gained just 8.63% for the half-year, and the Russell 2000 Index of small cap issues advanced a mere 4.93%.(+)

  The first calendar quarter provided most of the strength for the six months, particularly among the large cap companies. In the April-June quarter, the S&P 500 gained 3.32% and the DJIA 2.15%, while the Russell 2000 actually dropped by 4.66%.

Stock categories that were strongest during the half-year included financials, particularly banks, brokerages, insurance and diversified financial services; technology, especially communications and computer issues; and cyclical consumer stocks such as advertising, airlines, automotive, broadcasting and home construction.

  The weak categories for the period included precious metals, oil drilling and oilfield suppliers, and some industrial issues.

  Corporate profits dropped sharply from the strong pace of last year. Based on reports from 82% of companies in the S&P 500, First Call, the statistical service, estimated that corporate operating profits were up about 3% in the second quarter compared to a year earlier. Of course there were optimists forecasting a hefty rise in profits for later this year and early 1999, which could potentially propel stock prices upward. Yet most investors seemed preoccupied with the here and now, which included the strike at General Motors plants and the continuing fallout from financial troubles in Japan and Southeast Asia.

  As expected, the Fed at its last meeting made no change in interest rates, even though inflationary pressures are a constant worry for the Fed. The reason for their inaction may well have been the precarious state of some economies elsewhere in the world and the desire not to precipitate a major correction in the U.S. stock market. Even so, the Fed thought it timely to issue a stern warning to banks not to become overextended with unwise loans, which happened in the 1980s.

  Despite warnings like this, and that stock prices are extremely high historically in relation to earnings and cash flow, investors still appeared eager to own equities. Moreover, surveys of consumer sentiment continued to show that the average consumer was more confident about the future than had been the case in a generation.

Portfolio Focus

  Some portfolio managers have on their large caps and others have on their small caps. We have on our thinking caps. As you know, our mandate is to be in small caps and medium sized caps; however, we always keep in mind that superior long-term investment returns in the equity market are driven by stocks of companies with a combination of good management and solid fundamentals, purchased at attractive valuations. We work diligently to uncover these
opportunities    every    business    day    for    our    shareholders.

The most rewarding sector for your Fund in the first half of 1998 was consumer services. This group was the best contributor to the Russell 2500's performance during this period, as well as the sector where we added the most value in our selections. The best performing consumer stock was Outdoor Systems, which was a big winner last year. Outdoor Systems is one of the few remaining publicly held pure play billboard advertising companies. Other good consumer stocks were Westpoint Stevens, the industry leader in home textiles; Chancellor Media Cl.A, the second largest radio broadcaster after CBS; Warnaco Group Cl.A, the intimate apparel manufacturer, and Tiffany. Consumer stocks that hurt performance were Consolidated Stores, the closeout retailer which was one of last year's winners, Talbots, and Rio Hotel & Casino. We still hold Consolidated Stores and Rio Hotel & Casino, and Talbots was sold.

  The second largest contributor to performance in this period was from our investments in utilities. We believe that management of these companies has become more proactive and shareholder-friendly and, most importantly, the industry has become less regulated. The best performers for your Fund were telecom utilities: ITC DeltaCom, Metromedia Fiber Network Cl.A and NEXTLINK
Communications.   There   were   no  losing  positions  in  terms  of  six-month
performance.

  In a nice turnaround from last year, technology was the third best performing group for the Fund. The biggest winner was CBT Group PLC ADR, a provider of educational training software; followed by Intuit, a provider of financial software solutions; and Aspect Development, a manufacturer of component and supplier management software solutions which continued its outperformance from last year. We purchased two semiconductor companies, Advanced Micro Devices and Altera, for your Fund at the tail end of the Asian crisis, prematurely, but we continue to maintain that the semiconductor stocks have discounted the weakness in demand from Asia.

  We continued to add value in financial services in the first half. This segment provided the most performance to the Fund last year. The top investments in this sector were all insurance companies: Reliance Group Holdings, Terra Nova (Bermuda) Holdings Cl.A, Enhance Financial Services Group, and Frontier Insurance Group. Not all insurers were good investments, however, as TIG
Holdings, CapMAC Holdings, and W.R. Berkley all posted losses during this period. Although CapMAC was ultimately bought out by MBIA, and we sold TIG Holdings, we continue to own W.R. Berkley and believe that this stock continues to represent good value at current prices.

  We added value in the producer segment by maintaining our large position in Thiokol. Despite its name change to Cordant Technologies, the stock has maintained its rocket booster performance. Other gainers, although lesser ones, were Gleason, a global leader in gear production machinery, and the industrial conglomerate Crane. Weaker industrial demand has negatively affected MagneTek and Coltec Industries. Titan International, a manufacturer of wheels and tires for agricultural and industrial markets, saw its results hampered by capacity constraints and a strike.

  The energy group had been the best performing sector for the portfolio in the past two years; however, for the first half of this year, this segment's results hurt our aggregate performance. A positive contributor was Global Industries, an offshore construction producer. It was the top contributing stock in this sector during the first half, after having been one of the top performers for the two previous years. Other winners were ERG Spa, an Italian refining and marketing outfit; and Camco International, which is due to be acquired by Schlumberger International. The poorest performers were oilfield services companies: ENSCO International and Cooper Cameron; followed by Gulf coast exploration and production outfit Ocean Energy.

  Chemical, paper and metals industries are worldwide commodities companies and companies in these industries have seen their pricing power eroded by plummeting Asian demand. Stocks in this sector represent real value. However, until Asian demand bottoms, the most companies in this sector can do is to consolidate with their competitors to cut costs and reduce capacity. The best stocks of this category in the Fund were cement producer Southdown; Culligan Water Technologies, which was acquired at a substantial premium by U.S. Filter Corp.; and OM Group, a specialty chemical producer. Investments where we were too early but which we still hold include: Freeport-McMoRan Copper & Gold, a copper and gold producer; Foster Wheeler, a global engineering and construction outfit; and paper producers Boise Cascade and Jefferson Smurfit.

  Our auto & transportation stock selections underperformed the index. The Fund was underinvested in the sector in general and it lacked exposure to the airline industry in particular, which benefited from declining fuel costs. Our investments here included Wisconsin Central Transportation (railroad), trucker CNF Transportation, and poultry equipment manufacturer CTB International.

The health care sector provided gains for your Fund but our selections trailed the index. Winners were McKesson Corp., the largest U.S. health care supply management company; ICN Pharmaceuticals, which received FDA approval for its hepatitis C treatment; and one of last year's winners, Universal Health Services Cl.B, the third largest hospital management company in the country. Mentor, on the other hand, continues to disappoint us with underwhelming sales in several emerging markets; Gilead Sciences is a biotechnology company which saw the profile on its HIV infection and AIDS drug reduced; and Varian Associates, a conglomerate, was buffeted by its semiconductor business.

Regardless of economic and market fluctuations, we continue to build your Fund one company at a time. We want to assure our investors that we prune our mistakes, support our winners, and keep a keen eye on our stocks' fundamentals.

We thank you for your interest. You can be sure that we will continue to exert our best efforts on your behalf.

               Sincerely,


         [Hilary R. Woods signature logo]   [Paul Kandel signature logo]


          Hilary R. Woods                   Paul Kandel

          Co-Portfolio Manager              Co-Portfolio Manager

July 17, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2500 Index is a widely accepted unmanaged index of small to mid-cap stock performance.

***SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

(+)SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s MidCap 400 Index is a broad-based index of 400 companies and is a widely accepted, unmanaged index of mid-cap stock market performance. The Russell 2000 Index is an unmanaged index of small cap stock performance.


DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

Common Stocks--92.7%                                                                                 Shares           Value
-------------------------------------------------------
                                                                                                _____________     ____________
         Commercial Services--2.9%  Outdoor Systems                                    (a)            540,000     $  15,120,000

                                    Robert Half International                          (a)            175,000         9,778,125

                                                                                                                  _____________

                                                                                                                     24,898,125

                                                                                                                  _____________

           Consumer Durables--1.0%  Sola International                                 (a)            262,500         8,580,469

                                                                                                                  _____________

       Consumer Non-Durables--2.5%  Warnaco Group, Cl. A                                              265,000        11,245,938

                                    Whitman                                                           450,000        10,321,875

                                                                                                                  _____________

                                                                                                                     21,567,813

                                                                                                                  _____________

           Consumer Services--7.7%  Chancellor Media, Cl. A                            (a)            255,000        12,662,344

                                    Individual Investor Group                          (a)            307,692         1,230,768

                                    Jacor Communications                               (a)            175,000        10,325,000

                                    Meredith                                                          250,000        11,734,375

                                    Premier Parks                                      (a)            185,000        12,325,625

                                    Rio Hotel & Casino                                 (a)            350,000         6,606,250

                                    Sun International Hotels                           (a)            250,000        11,375,000

                                                                                                                  _____________

                                                                                                                     66,259,362

                                                                                                                  _____________

       Electronic Technology--4.7%  Aspect Telecommunications                          (a)            355,000         9,718,125

                                    Cordant Technologies                                              250,000        11,531,250

                                    Lexmark International Group, Cl. A                 (a)            100,000         6,100,000

                                    Perkin-Elmer                                                      150,000         9,328,125

                                    Quantum                                            (a)            200,000         4,150,000

                                                                                                                  _____________

                                                                                                                     40,827,500

                                                                                                                  _____________

             Energy Minerals--2.6%  Devon Energy                                                      201,100         7,025,931

                                    EEX                                                (a)            610,000         5,718,750

                                    Ocean Energy                                       (a)            515,000        10,074,688

                                                                                                                  _____________

                                                                                                                     22,819,369

                                                                                                                  _____________

                    Finance--20.6%  20th Century Industries                                           330,000         9,466,875

                                    Amerin                                             (a)            360,000        10,507,500

                                    Bank United, Cl. A                                                200,000         9,575,000

                                    Berkley (W.R.)                                                    245,000         9,815,312

                                    Capital Re                                                        140,000        10,027,500

                                    CCB Financial                                                      90,000         9,562,500

                                    Charter One Financial                                             320,000        10,780,000

                                    Colonial BancGroup, Cl. A                                         285,000         9,191,250

                                    Dime Bancorp                                                      375,000        11,226,563

                                    Enhance Financial Services Group                                  400,000        13,500,000

                                    Everest Reinsurance Holdings                                      295,000        11,339,063

                                    Executive Risk                                                    150,000        11,062,500

                                    Hibernia, Cl. A                                                   445,000         8,983,438

                                    PMI Group                                                         140,000        10,272,500

                                    Reliance Group Holdings                                           600,000        10,500,000

                                    ReliaStar Financial                                               230,000        11,040,000

                                    Terra Nova (Bermuda) Holdings, Cl. A                              350,000        10,981,250

                                                                                                                  _____________

                                                                                                                    177,831,251

                                                                                                                  _____________




DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                          Shares            Value
-------------------------------------------------------

                                                                                                _____________     ____________


             Health Services--6.0%  Beverly Enterprises                                (a)            700,000    $    9,668,750

                                    Covance                                            (a)            500,000        11,250,000

                                    ICN Pharmaceuticals                                               100,000         4,568,750

                                    McKesson                                                          180,000        14,625,000

                                    Universal Health Services, Cl. B                   (a)            190,000        11,091,250

                                                                                                                  _____________

                                                                                                                     51,203,750

                                                                                                                  _____________

           Health Technology--3.1%  Allergan                                                          200,000         9,275,000

                                    Gilead Sciences                                    (a)            250,000         8,015,625

                                    Heska                                                             371,300         4,107,506

                                    Varian Associates                                                 140,000         5,460,000

                                                                                                                  _____________

                                                                                                                     26,858,131

                                                                                                                  _____________

         Industrial Services--4.8%  Camco International                                               100,000         7,787,500

                                    Cooper Cameron                                     (a)            175,000         8,925,000

                                    ENSCO International                                               400,000         6,950,000

                                    Foster Wheeler                                                    300,000         6,431,250

                                    Global Industries                                  (a)            650,000        10,968,750

                                    Separation Technologies                        (a,b,c)             81,984           311,539

                                                                                                                  _____________

                                                                                                                     41,374,039

                                                                                                                  _____________

         Non-Energy Minerals--1.7%  Allegheny Teledyne                                                266,300         6,091,612

                                    Freeport-McMoRan Copper & Gold                                    550,000         8,353,125

                                                                                                                  _____________

                                                                                                                     14,444,737

                                                                                                                  _____________

          Process Industries--7.6%  Albany International, Cl. A                                       331,650         7,938,872

                                    Bemis                                                             250,000        10,218,750

                                    Boise Cascade                                                     200,000         6,550,000

                                    Crompton & Knowles                                                315,000         7,934,062

                                    Jefferson Smurfit                                  (a)            400,000         6,287,500

                                    OM Group                                                          272,000        11,220,000

                                    Republic Services                                                 237,800         5,707,200

                                    Westpoint Stevens                                  (a)            280,000         9,240,000

                                                                                                                  _____________

                                                                                                                     65,096,384

                                                                                                                  _____________

      Producer Manufacturing--7.6%  Coltec Industries                                  (a)            400,000         7,950,000

                                    CTB International                                  (a)            400,000         5,425,000

                                    Harsco                                                            250,000        11,453,125

                                    Howmet International                                              685,000        10,275,000

                                    MagneTek                                           (a)            600,000         9,450,000

                                    Osmonics                                           (a)            254,800         3,057,600

                                    Titan International                                               490,000         8,330,000

                                    Wyman-Gordon                                       (a)            500,000         9,968,750

                                                                                                                  _____________

                                                                                                                     65,909,475

                                                                                                                  _____________

                Retail Trade--3.6%  Barnes & Noble                                     (a)            275,000        10,295,312

                                    Consolidated Stores                                (a)            240,000         8,700,000

                                    Tiffany                                                           250,000        12,000,000

                                                                                                                  _____________

                                                                                                                     30,995,312

                                                                                                                  _____________

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                          Shares            Value
-------------------------------------------------------
                                                                                                _____________     ____________

         Technology Services--6.7%  Aspect Development                                 (a)            135,000     $  10,209,375

                                    CBT Group PLC, A.D.R.                                             215,000        11,502,500

                                    Intuit                                             (a)            200,000        12,250,000

                                    J D Edwards                                        (a)            270,000        11,593,125

                                    Networks Associates                                (a)            250,000        11,968,750

                                                                                                                  _____________

                                                                                                                     57,523,750

                                                                                                                  _____________

                   Utilities--9.6%  BEC Energy                                                        225,000         9,337,500

                                    Illinova                                                          320,000         9,600,000

                                    ITC DeltaCom                                                      340,000        14,529,687

                                    LG&E Energy                                                       315,000         8,524,687

                                    Metromedia Fiber Network, Cl. A                                   270,000        12,588,750

                                    NEXTLINK Communications, Cl. A                                    315,000        11,930,625

                                    Niagara Mohawk Power                               (a)            500,000         7,468,750

                                    Premisys Communications                            (a)            350,000         8,706,250

                                                                                                                  _____________

                                                                                                                     82,686,249

                                                                                                                  _____________

                                    TOTAL COMMON STOCKS

                                        (cost $594,256,929)                                                        $798,875,716

                                                                                                                  =============



Preferred Stocks--.2%
-------------------------------------------------------

Industrial Services--.1%  Separation Technologies,

                                        Ser. A, 6%, Cum. Conv.                     (a,b,c)            243,385  $        924,863
                                                                                                                  _____________

          Technology Services--.1%  Crystal Dynamics, Ser. D, Conv.                  (a,c)            180,000           675,000

                                                                                                                  _____________

                                    TOTAL PREFERRED STOCKS

                                        (cost $2,281,463)                                                        $    1,599,863

                                                                                                                  =============


                                                                                                  Principal
Short-Term Investments--5.7%                                                                       Amount
------------------------------------------------------------------------------------------
                                                                                                _____________

              U.S. Treasury Bills:  4.93%, 9/3/1998                                            $    8,367,000    $    8,293,956

                                    4.98%, 9/10/1998                                                4,300,000         4,258,591

                                    5.02%, 9/17/1998                                               35,424,000        35,049,214

                                    4.88%, 9/24/1998                                                1,272,000         1,257,461

                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $48,847,195)                                                        $  48,859,222

                                                                                                                  =============


TOTAL INVESTMENTS (cost $645,385,587)                                                                   98.6%      $849,334,801

                                                                                                      =======     =============


CASH AND RECEIVABLES (NET)                                                                               1.4%     $  12,427,399

                                                                                                      =======     =============

NET ASSETS                                                                                             100.0%      $861,762,200

                                                                                                      =======     =============


DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.
(b)  Investments in non-controlled affiliates (cost $1,243,000)-see Note 1(d).
(c)Securities restricted as to public resale. Investments in restricted securities, with an aggregate value of $1,911,402 represents approximately .22% of net assets:


                                                          Acquisition         Purchase         Percentage of
Issuer                                                       Date               Price           Net Assets          Valuation*
_____                                                   _____________         ________         ____________         _________

Crystal Dynamics, Ser. D                                    7/10/95           $7.50              .08%                $3.75

Separation Technologies                                     1/13/95            3.80              .03                  3.80

Separation Technologies,

   Ser. A, 6% Cum. Conv                                 7/12/93-1/13/95        3.80              .11                  3.80
-----------------

*  The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                    Cost           Value

                                                                                                _____________     ____________
ASSETS:                          Investments in securities--See Statement of Investments         $645,385,587      $849,334,801

                                 Cash                                                                                 4,048,660

                                 Receivable for investment securities sold                                           25,619,403

                                 Dividends and interest receivable                                                      398,940

                                 Receivable for shares of Common Stock subscribed                                        61,048

                                 Prepaid expenses                                                                        77,329

                                                                                                                  _____________

                                                                                                                    879,540,181

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          593,664

                                 Due to Distributor                                                                     174,097

                                 Payable for investment securities purchased                                         15,740,379

                                 Payable for shares of Common Stock redeemed                                          1,156,794

                                 Accrued expenses                                                                       113,047

                                                                                                                  _____________

                                                                                                                     17,777,981

                                                                                                                  _____________

NET ASSETS                                                                                                         $861,762,200

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital                                                                   $555,357,497

                                 Accumulated investment (loss)                                                      (1,605,910)

                                 Accumulated net realized gain (loss) on investments                                104,061,399

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4                                                           203,949,214

                                                                                                                  _____________

NET ASSETS                                                                                                         $861,762,200

                                                                                                                  =============

SHARES OUTSTANDING

(100 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED)                                                       17,946,995

NET ASSET VALUE, offering and redemption price per share--Note 3(d)                                                      $48.02

                                                                                                                        =======


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME:                          Cash dividends                                                  $  2,545,675
                                 Interest                                                             872,855

                                                                                                 ____________

                                        Total Income                                                               $  3,418,530

EXPENSES:                        Management fee--Note 3(a)                                          3,306,273

                                 Shareholder servicing costs--Note 3(b)                             1,556,559

                                 Prospectus and shareholders' reports                                  51,639

                                 Custodian fees--Note 3(b)                                             43,752

                                 Registration fees                                                     23,391

                                 Directors' fees and expenses--Note 3(c)                               19,115

                                 Professional fees                                                     14,388

                                 Loan commitment fees--Note 2                                           4,108

                                 Miscellaneous                                                          5,215

                                                                                                 ____________

                                        Total Expenses                                                                5,024,440

                                                                                                                   ____________

INVESTMENT (LOSS)                                                                                                    (1,605,910)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                          $84,384,024

                                 Net unrealized appreciation (depreciation) on investments        (10,653,322)

                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                               73,730,702

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $72,124,792

                                                                                                                   ============


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Six Months Ended
                                                                                          June 30, 1998       Year Ended
                                                                                           (Unaudited)        December 31, 1997

                                                                                      ________________      _______________
OPERATIONS:

  Investment (loss)                                                                    $    (1,605,910)       $   (2,637,097)

  Net realized gain (loss) on investments                                                   84,384,024            88,188,933

  Net unrealized appreciation (depreciation) on investments                                (10,653,322)           56,242,763

                                                                                         _____________         _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                         72,124,792           141,794,599

                                                                                         _____________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Net realized gain on investments                                                            --                 (75,672,264)

                                                                                         _____________         _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold                                                            212,535,931           467,417,822

  Dividends reinvested                                                                        --                  72,972,658

  Cost of shares redeemed                                                                 (282,432,129)         (527,978,672)

                                                                                         _____________         _____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions                      (69,896,198)           12,411,808

                                                                                         _____________         _____________

       Total Increase (Decrease) in Net Assets                                               2,228,594            78,534,143

NET ASSETS:

  Beginning of Period                                                                      859,533,606           780,999,463

                                                                                         _____________         _____________

  End of Period                                                                           $861,762,200          $859,533,606

                                                                                         =============         =============


INVESTMENT (LOSS)                                                                      $    (1,605,910)              --

                                                                                         _____________         _____________

                                                                                           Shares                Shares

                                                                                         _____________         _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                4,589,166            10,396,629

  Shares issued for dividends reinvested                                                      --                   1,671,965

  Shares redeemed                                                                           (6,023,750)          (11,857,646)

                                                                                         _____________         _____________

    Net Increase (Decrease) in Shares Outstanding                                           (1,434,584)              210,948

                                                                                         =============         =============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                        Six Months Ended
                                                         June 30, 1998                 Year Ended December 31,

                                                                         ______________________________________________________

PER SHARE DATA:                                           (Unaudited)     1997        1996       1995        1994       1993

                                                          __________     ______     ______      ______      ______     ______

   Net asset value, beginning of period                     $44.35       $40.74     $37.39      $31.33     $34.13      $32.17

                                                            ______       ______     ______      ______      ______     ______

   Investment Operations:

   Investment income (loss)--net                              (.09)        (.14)      (.05)        .06         .10        .07

   Net realized and unrealized gain (loss)

       on investments                                         3.76         7.99       6.47        9.17        (.22)      5.30

                                                            ______       ______     ______      ______      ______     ______

   Total from Investment Operations                           3.67         7.85       6.42        9.23        (.12)      5.37

                                                            ______       ______     ______      ______      ______     ______

   Distributions:

   Dividends from investment income--net                        --           --        --         (.07)       (.08)      (.07)

   Dividends from net realized gain on investments              --        (4.24)    (3.07)       (3.10)      (2.60)     (3.34)

                                                            ______       ______     ______      ______      ______     ______

   Total Distributions                                          --        (4.24)     (3.07)      (3.17)      (2.68)     (3.41)

                                                            ______       ______     ______      ______      ______     ______

   Net asset value, end of period                           $48.02       $44.35     $40.74      $37.39      $31.33     $34.13

                                                            ______       ______     ______      ______      ______     ______

                                                            ______       ______     ______      ______      ______     ______

TOTAL INVESTMENT RETURN                                       8.28%*      19.54%     17.31%      29.80%       (.15%)    17.07%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                     .57%*       1.12%      1.17%       1.19%       1.16%      1.22%

   Ratio of net investment income (loss)

       to average net assets                                  (.18%)*      (.33%)     (.15%)       .17%        .30%       .19%

   Decrease reflected in above expense ratios

       due to undertakings by the Manager                       --           --         --         .02%        .05%       .04%

   Portfolio Turnover Rate                                    44.29%*     82.28%    102.22%     108.80%      94.21%    127.97%

   Net Assets, end of period (000's Omitted)               $861,762    $859,534   $780,999    $606,945    $391,625   $338,967
-----------------------------
*  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus New Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (" Act") as a diversified open-end management investment company. The Fund' s investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund received net earnings credits of $2,144 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  (D) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended June 30, 1998:


                                       Shares

                         _________________________________________________

                                          Beginning                                    End of        Dividend        Market
Name of Issuer                            of Period      Purchases       Sales         Period         Income          Value
_____________                            _________      _________      _________     _________      _________     ___________
Separation Technologies--Common             81,984           --            --           81,984          --        $   311,539

Separation Technologies--Preferred         243,385           --            --           243,385          --           924,863

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

(E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized capital gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, commitment fees, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates dividends on securities sold short), and extraordinary expenses, exceed 1-1/2% of the value of the Fund' s average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended June 30, 1998, there was no expense reimbursement pursuant to the Agreement.

  (B) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 1998, the Fund was charged $1,102,091 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $198,070 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended June 30, 1998, the Fund was charged $43,752 pursuant to the custody agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

DREYFUS NEW LEADERS FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs within a six-month period following the date of issuance. During the period ended June 30, 1998, redemption fees amounted to $71,245.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998, amounted to $376,700,264 and $478,034,437, respectively.

  At June 30, 1998, accumulated net unrealized appreciation on investments was $203,949,214, consisting of $232,558,020 gross unrealized appreciation and $28,608,806 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[dreyfus lion "d" logo]                                   (reg.tm)

[dreyfus logo]                                   (reg.tm)

DREYFUS NEW LEADERS FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              085SA986

New Leaders

Fund, Inc.

Semi-Annual

Report

June 30, 1998